Exhibit 99.3

FIRST QUARTER 2020

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19, the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

1Q 2020 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Value Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

1Q 2020 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Net financing revenue (ex. Core OID) (1)	$1,154	$1,164	$1,195	$1,164	$1,139	$(10)	$16
Core OID	(8)	(8)	(7)	(7)	(7)	(0)	(2)
Net financing revenue (as reported)	1,146	1,156	1,188	1,157	1,132	(10)	14
Other revenue (ex. change in the fair value of equity securities) (2)	451	458	424	393	396	(7)	55
Change in the fair value of equity securities (3)	(185)	29	(11)	2	70	(214)	(255)
Other revenue (as reported)	266	487	413	395	466	(221)	(200)
Provision for loan losses	903	276	263	177	282	627	621
Total noninterest expense (4)	920	880	838	881	830	40	90

Pre-tax (loss) income from continuing operations	(411)	487	500	494	486	(898)	(897)
Income tax (benefit) expense	(92)	106	119	(90)	111	(198)	(203)
(Loss) / income from discontinued operations, net of tax	-	(3)	-	(2)	(1)	3	1

Net (loss) income attributable to common shareholders	$(319)	$378	$381	$582	$374	$(697)	$(693)

Selected Balance Sheet Data (Period-End)
Total assets	$182,527	$180,644	$181,485	$180,448	$180,117	$1,883	$2,410
Consumer loans	90,066	89,924	90,081	90,698	89,211	142	855
Commercial loans	38,073	38,307	38,528	38,512	40,844	(234)	(2,771)
Allowance for loan losses	(3,245)	(1,263)	(1,277)	(1,282)	(1,288)	(1,982)	(1,957)
Deposits	122,324	120,752	119,230	116,325	113,299	1,572	9,025
Total equity	13,519	14,416	14,450	14,316	13,699	(897)	(180)

Common Share Count
Weighted average basic (5)	375,723	380,793	390,205	398,100	404,129	(5,070)	(28,406)
Weighted average diluted (5)	375,723	383,391	392,604	399,916	405,959	(7,668)	(30,236)
Issued shares outstanding (period-end)	373,155	374,332	383,523	392,775	399,761	(1,177)	(26,606)

Per Common Share Data
Earnings per share (basic) (5)	$(0.85)	$0.99	$0.98	$1.46	$0.93	$(1.84)	$(1.77)
Earnings per share (diluted) (5)	(0.85)	0.99	0.97	1.46	0.92	(1.83)	(1.77)
Adjusted earnings per share (6)	(0.44)	0.95	1.01	0.97	0.80	(1.39)	(1.24)
Book value per share	36.2	38.5	37.7	36.4	34.3	(2.3)	2.0
Tangible book value per share (7)	35.0	37.3	37.0	35.7	33.6	(2.3)	1.5
Adjusted tangible book value per share (7)	32.8	35.1	34.7	33.6	31.4	(2.3)	1.4

Select Financial Ratios
Net interest margin (as reported)	2.66%	2.64%	2.70%	2.66%	2.67%
Net interest margin (ex. Core OID) (8)	2.68%	2.66%	2.72%	2.67%	2.69%
Cost of funds	2.43%	2.55%	2.66%	2.74%	2.70%
Cost of funds (ex. Core OID) (8)	2.39%	2.51%	2.62%	2.70%	2.66%
Efficiency Ratio (9)	65.2%	53.6%	52.3%	56.8%	51.9%
Adjusted efficiency ratio (8)(9)	52.3%	49.4%	45.3%	46.1%	48.9%
Return on average assets (10)	-0.7%	0.8%	0.8%	1.3%	0.8%
Return on average total equity (10)	-9.1%	10.5%	10.6%	16.6%	11.1%
Return on average tangible common equity (10)	-9.4%	10.7%	10.8%	17.0%	11.3%
Core ROTCE (11)	-5.4%	11.2%	12.3%	12.4%	10.9%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.3%	9.5%	9.6%	9.5%	9.3%
Tier 1 capital ratio	10.9%	11.2%	11.2%	11.2%	11.0%
Total capital ratio	12.8%	12.8%	12.8%	12.7%	12.5%
Tier 1 leverage ratio	8.9%	9.1%	9.1%	9.0%	9.0%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital. For more details on the final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally.

1Q 2020 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,742	$1,811	$1,859	$1,860	$1,807	$(69)	$(65)
Interest on loans held-for-sale	2	4	8	3	2	(2)	-
Total interest and dividends on investment securities	213	217	221	227	222	(4)	(9)
Interest-bearing cash	14	15	19	21	23	(1)	(9)
Other earning assets	13	17	16	17	18	(4)	(5)
Operating leases	367	378	368	363	361	(11)	6

Total financing revenue and other interest income	2,351	2,442	2,491	2,491	2,433	(91)	(82)
Interest expense
Interest on deposits	592	637	658	651	592	(45)	-
Interest on short-term borrowings	17	21	33	37	44	(4)	(27)
Interest on long-term debt	348	366	378	407	419	(18)	(71)

Total interest expense	957	1,024	1,069	1,095	1,055	(67)	(98)
Depreciation expense on operating lease assets	248	262	234	239	246	(14)	2

Net financing revenue (as reported)	$1,146	$1,156	$1,188	$1,157	$1,132	$(10)	$14
Other revenue
Servicing fees	3	3	4	5	6	(0)	(3)
Insurance premiums and service revenue earned	277	285	280	261	261	(8)	16
Gain on mortgage and automotive loans, net	(12)	6	10	2	10	(18)	(22)
Other (loss) / gain on investments, net	(79)	69	27	39	108	(148)	(187)
Other income, net of losses	77	125	92	88	81	(48)	(5)

Total other revenue	266	487	413	395	466	(221)	(200)
Total net revenue	1,412	1,643	1,601	1,552	1,598	(231)	(186)
Provision for loan losses	903	276	263	177	282	627	621
Noninterest expense
Compensation and benefits expense	360	312	296	296	318	48	42
Insurance losses and loss adjustment expenses	74	61	74	127	59	13	15
Other operating expenses	486	507	468	458	453	(21)	33

Total noninterest expense	920	880	838	881	830	40	90
Pre-tax (loss) income from continuing operations	$(411)	$487	$500	$494	$486	$(898)	$(897)
Income tax (benefit) expense from continuing operations	(92)	106	119	(90)	111	(198)	(203)

Net (loss) income from continuing operations	(319)	381	381	584	375	(700)	(694)
Income / (Loss) from discontinued operations, net of tax	-	(3)	-	(2)	(1)	3	1

Net (loss) income	$(319)	$378	$381	$582	$374	$(697)	$(693)

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,154	$1,164	$1,195	$1,164	$1,139	$(10)	$16
Adjusted other revenue (2)	451	458	424	393	396	(7)	55
Provision for loan losses	903	276	263	177	282	627	621
Noninterest expense	920	880	838	881	830	40	90

Core pre-tax (loss) income (3)	$(217)	$466	$519	$499	$423	$(683)	$(640)
Core OID	(8)	(8)	(7)	(7)	(7)	(0)	(2)
Change in the fair value of equity securities (4)	(185)	29	(11)	2	70	(214)	(255)

Pre-tax (loss) income from continuing operations	$(411)	$487	$500	$494	$486	$(898)	$(897)

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

1Q 2020 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Assets
Cash and cash equivalents
Noninterest-bearing	$453	$619	$723	$659	$946	$(166)	$(493)
Interest-bearing	5,708	2,936	2,894	2,904	3,011	2,772	2,697

Total cash and cash equivalents	6,161	3,555	3,617	3,563	3,957	2,606	2,204
Investment securities (1)	31,619	32,468	32,572	31,740	30,553	(849)	1,066
Loans held-for-sale, net	235	158	1,000	275	107	77	128
Finance receivables and loans	128,139	128,231	128,609	129,210	130,055	(92)	(1,916)
Allowance for loan losses	(3,245)	(1,263)	(1,277)	(1,282)	(1,288)	(1,982)	(1,957)

Total finance receivables and loans, net	124,894	126,968	127,332	127,928	128,767	(2,074)	(3,873)
Investment in operating leases, net	9,064	8,864	8,653	8,407	8,339	200	725
Premiums receivables and other insurance assets	2,576	2,558	2,521	2,460	2,401	18	175
Other assets	7,978	6,073	5,790	6,075	5,993	1,905	1,985

Total assets	$182,527	$180,644	$181,485	$180,448	$180,117	$1,883	$2,410

Liabilities
Deposit liabilities
Noninterest-bearing	$139	$119	$156	$162	$141	$20	$(2)
Interest-bearing	122,185	120,633	119,074	116,163	113,158	1,552	9,027

Total deposit liabilities	122,324	120,752	119,230	116,325	113,299	1,572	9,025
Short-term borrowings	9,493	5,531	5,335	6,519	6,115	3,962	3,378
Long-term debt	31,066	34,027	35,730	37,466	41,490	(2,961)	(10,424)
Interest payable	710	641	894	744	696	69	14
Unearned insurance premiums and service revenue	3,305	3,305	3,246	3,171	3,096	-	209
Accrued expense and other liabilities	2,110	1,972	2,600	1,907	1,722	138	388

Total liabilities	$169,008	$166,228	$167,035	$166,132	$166,418	$2,780	$2,590

Equity
Common stock and paid-in capital (2)	$18,278	$18,350	$18,628	$18,914	$19,119	$(72)	$(841)
Accumulated deficit	(5,465)	(4,057)	(4,368)	(4,682)	(5,195)	(1,408)	(270)
Accumulated other comprehensive income / (loss)	706	123	190	84	(225)	583	931

Total equity	13,519	14,416	14,450	14,316	13,699	(897)	(180)

Total liabilities and equity	$182,527	$180,644	$181,485	$180,448	$180,117	$1,883	$2,410

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

1Q 2020 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Assets
Interest-bearing cash and cash equivalents	$4,853	$3,811	$3,539	$3,713	$4,212	$1,042	$641
Investment securities and other earning assets	32,694	33,680	32,708	32,446	30,555	(986)	2,139
Loans held-for-sale, net	150	405	745	191	190	(255)	(40)
Total finance receivables and loans, net (2)	126,646	127,184	128,799	129,950	128,663	(538)	(2,017)
Investment in operating leases, net	9,078	8,749	8,525	8,370	8,389	329	689

Total interest earning assets	173,420	173,829	174,316	174,670	172,009	(409)	1,411
Noninterest-bearing cash and cash equivalents	418	297	391	544	445	121	(27)
Other assets	7,583	7,232	7,012	6,722	6,558	351	1,025
Allowance for loan losses	(2,629)	(1,277)	(1,287)	(1,284)	(1,248)	(1,352)	(1,381)

Total assets	$178,792	$180,081	$180,432	$180,652	$177,764	$(1,289)	$1,028

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$104,483	$102,362	$99,874	$96,855	$91,881	$2,121	$12,602
Other interest-bearing deposit liabilities (3)	16,593	17,553	17,615	17,402	17,291	(960)	(698)

Total Interest-bearing deposit liabilities	121,076	119,915	117,489	114,257	109,172	1,161	11,904
Short-term borrowings	4,496	4,283	5,550	5,887	7,054	213	(2,558)
Long-term debt (4)	33,122	34,954	36,395	40,222	42,396	(1,832)	(9,274)

Total interest-bearing liabilities (4)	158,694	159,152	159,434	160,366	158,622	(458)	72
Noninterest-bearing deposit liabilities	141	142	149	135	137	(1)	4
Other liabilities	6,137	6,352	6,468	6,357	5,660	(215)	477

Total liabilities	$164,972	$165,646	$166,051	$166,858	$164,419	$(674)	$553

Equity
Total equity	$13,820	$14,435	$14,381	$13,794	$13,345	$(615)	$475

Total liabilities and equity	$178,792	$180,081	$180,432	$180,652	$177,764	$(1,289)	$1,028

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).

(4) Includes average Core OID balance of $1,059 million in 1Q 20, $1,067 million in 4Q 19, $1,075 million in 3Q 19, $1,082 million in 2Q 19, and $1,089 million in 1Q 19.

1Q 2020 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Pre-tax Income / (Loss)
Automotive Finance	$(173)	$401	$429	$459	$329	$(574)	$(502)
Insurance	(105)	114	56	-	145	(219)	(250)

Dealer Financial Services	(278)	515	485	459	474	(793)	(752)
Corporate Finance	(68)	50	44	46	13	(118)	(81)
Mortgage Finance	12	2	11	14	13	10	(1)
Corporate and Other (1)	(77)	(80)	(40)	(25)	(14)	3	(63)

Pre-tax (loss) income from continuing operations	$(411)	$487	$500	$494	$486	$(898)	$(897)
Core OID (2)	8	8	7	7	7	0	2
Change in the fair value of equity securities (3)	185	(29)	11	(2)	(70)	214	255

Core pre-tax (loss) income (4)	$(217)	$466	$519	$499	$423	$(683)	$(640)

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

1Q 2020 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Net financing revenue
Consumer	$1,202	$1,234	$1,227	$1,184	$1,130	$(32)	$72
Commercial	307	342	385	412	422	(35)	(115)
Loans held for sale	-	(1)	-	-	1	1	(1)
Operating leases	367	378	368	363	361	(11)	6
Other interest income	1	1	3	3	1	-	-

Total financing revenue and other interest income	1,877	1,954	1,983	1,962	1,915	(77)	(38)
Interest expense	589	631	671	701	689	(42)	(100)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	251	265	262	261	262	(15)	(11)
Remarketing gains	2	3	28	23	15	(0)	(13)

Total depreciation expense on operating lease assets	248	262	234	239	246	(14)	2

Net financing revenue	1,040	1,061	1,078	1,022	980	(21)	60
Other revenue
Servicing fees	1	2	3	4	5	(1)	(4)
Gain/(loss) on automotive loans, net	-	-	-	-	8	-	(8)
Other income	46	58	57	57	56	(13)	(10)

Total other revenue	47	61	59	61	68	(14)	(21)

Total net revenue	1,087	1,122	1,137	1,083	1,048	(35)	39
Provision for loan losses	766	255	265	180	262	511	504
Noninterest expense
Compensation and benefits	148	133	128	127	136	15	12
Other operating expenses	346	333	315	317	321	13	25

Total noninterest expense	494	466	443	444	457	28	37

Pre-tax (loss) income	$(173)	$401	$429	$459	$329	$(574)	$(502)

Memo: Net lease revenue
Operating lease revenue	$367	$378	$368	$363	$361	$(11)	$6
Depreciation expense on operating lease assets (ex. remarketing)	251	265	262	261	262	(15)	(11)
Remarketing gains (losses), net of repo valuation	2	3	28	23	15	(0)	(13)

Total depreciation expense on operating lease assets	248	262	234	239	246	(14)	2

Net lease revenue	$119	$116	$134	$124	$115	$3	$4

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	72,463	72,254	72,894	72,746	71,490	209	973
Commercial loans	31,390	32,490	33,330	33,575	35,726	(1,100)	(4,336)
Allowance for loan losses	(2,968)	(1,130)	(1,156)	(1,146)	(1,138)	(1,838)	(1,830)

Total finance receivables and loans, net	100,885	103,614	105,068	105,175	106,078	(2,729)	(5,193)
Investment in operating leases, net	9,064	8,864	8,653	8,407	8,339	200	725
Other assets	1,582	1,362	1,352	1,350	1,349	220	233

Total assets	$111,554	$113,863	$115,096	$114,955	$115,789	$(2,309)	$(4,235)

1Q 2020 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.0	$1.2	$1.3	$1.2	$1.0	$(0.2)	$(0.0)
Retail standard - new vehicle Chrysler	0.8	0.8	0.9	0.9	0.8	(0.0)	(0.0)
Retail standard - new vehicle Growth	1.1	1.0	1.2	1.3	1.2	0.1	(0.1)
Used vehicle	5.0	3.9	4.6	5.3	5.2	1.0	(0.2)
Lease	1.2	1.2	1.3	1.1	0.9	0.0	0.3
Retail subvented	0.0	0.0	0.1	0.1	0.1	(0.0)	(0.0)

Total originations	$9.1	$8.1	$9.3	$9.7	$9.2	$0.9	$(0.1)

U.S. Consumer Originations - FICO Score
Super Prime (740+)	$2.1	$2.1	$2.2	$2.2	$2.1	$0.0	$(0.0)
Prime (660-739)	3.4	2.9	3.4	3.6	3.3	0.4	0.0
Prime/Near (620-659)	1.9	1.6	2.0	2.1	2.1	0.3	(0.1)
Non Prime (540-619)	0.9	0.8	0.9	1.0	0.9	0.1	0.1
Sub Prime (0-539)	0.1	0.1	0.1	0.1	0.1	0.0	(0.0)
Commercial Services Group (2)	0.6	0.7	0.7	0.7	0.7	(0.0)	(0.0)

Total originations	$9.1	$8.1	$9.3	$9.7	$9.2	$0.9	$(0.1)

U.S. Market
Light vehicle sales (SAAR - units in millions)	15.0	16.7	17.0	17.0	16.9	(1.7)	(1.9)
Light vehicle sales (NSA - units in millions)	3.5	4.3	4.3	4.4	4.0	(0.8)	(0.5)
GM market share	17.7%	17.3%	17.2%	16.9%	16.6%
Chrysler market share	12.8%	12.7%	13.1%	13.5%	12.4%

Ally U.S. Consumer Penetration
GM	6.2%	5.6%	5.7%	5.6%	5.7%
Chrysler	13.2%	12.5%	12.1%	11.1%	12.1%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$26.1	$27.0	$27.7	$27.9	$30.1	$(0.9)	$(4.0)
Dealer loans and other	5.3	5.5	5.6	5.6	5.7	(0.2)	(0.3)

Total Commercial outstandings	$31.4	$32.5	$33.3	$33.6	$35.7	$(1.1)	$(4.3)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	20,419	27,832	29,985	29,267	26,030	(7,413)	(5,611)
Average gain / (loss) per vehicle	$121	$99	$944	$776	$573	$22	$(452)
Total gain / (loss) ($ in millions)	$2	$3	$28	$23	$15	$(0)	$(12)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 1Q20

1Q 2020 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Net financing revenue
Interest and dividends on investment securities	$29	$29	$28	$29	$27	$-	$2
Interest bearing cash	5	5	6	5	4	-	1

Total financing revenue and other interest revenue	34	34	34	34	31	-	3
Interest expense	20	21	20	19	19	(1)	1

Net financing revenue	14	13	14	15	12	1	2
Other revenue
Insurance premiums and service revenue earned	277	285	280	261	261	(8)	16
Other (loss) / gain on investments, net	(142)	51	6	23	95	(193)	(237)
Other income, net of losses	2	3	3	2	4	(1)	(2)

Total other revenue	137	339	289	286	360	(202)	(223)

Total net revenue	151	352	303	301	372	(201)	(221)
Noninterest expense
Compensation and benefits expense	21	20	19	20	21	1	-
Insurance losses and loss adjustment expenses	74	61	74	127	59	13	15
Other operating expenses	161	157	154	154	147	4	14

Total noninterest expense	256	238	247	301	227	18	29

Pre-tax (loss) income	$(105)	$114	$56	$-	$145	$(219)	$(250)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$277	$285	$280	$261	$261	$(8)	$16
Investment income (adjusted) (1)	54	36	30	34	42	18	12
Other income	2	3	3	2	4	(1)	(2)

Total insurance premiums and other income	333	324	313	297	307	9	26
Expense
Insurance losses and loss adjustment expenses	74	61	74	127	59	13	15
Acquisition and underwriting expenses
Compensation and benefit expense	21	20	19	20	21	1	-
Insurance commission expense	126	123	120	117	114	3	12
Other expense	35	34	34	37	33	1	2

Total acquisition and underwriting expense	182	177	173	174	168	5	14

Total expense	256	238	247	301	227	18	29

Core pre-tax income / (loss) (1)	77	86	66	(4)	80	(9)	(3)
Change in the fair value of equity securities (1)	(182)	28	(10)	4	65	(210)	(247)

(Loss) / income before income tax expense	$(105)	$114	$56	$-	$145	$(219)	$(250)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,193	$5,742	$5,713	$5,538	$5,512	$(549)	$(319)
Premiums receivable and other insurance assets	2,594	2,576	2,539	2,478	2,420	18	174
Other assets	633	229	226	225	247	404	386

Total assets	$8,420	$8,547	$8,478	$8,241	$8,179	$(127)	$241

Key Statistics
Total written premiums and revenue (2)	$317	$335	$357	$314	$305	$(18)	$12

Loss ratio (3)	26.5%	21.2%	26.1%	48.5%	22.2%
Underwriting expense ratio (4)	65.1%	61.5%	61.4%	65.9%	63.5%

Combined ratio	91.6%	82.7%	87.5%	114.4%	85.7%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Written premiums are net of ceded premium for reinsurance.

(3) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(4) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

1Q 2020 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Net financing revenue
Total financing revenue and other interest income	$138	$137	$144	$150	$146	$1	$(8)
Interest expense	100	101	105	104	96	(1)	4

Net financing revenue	38	36	39	46	50	2	(12)
Gain on mortgage loans, net	9	6	10	2	2	3	7
Other income, net of losses	1	-	-	2	-	1	1

Total other revenue	10	6	10	4	2	4	8

Total net revenue	48	42	49	50	52	6	(4)
Provision for loan losses	1	3	-	-	2	(2)	(1)
Noninterest expense
Compensation and benefits expense	6	7	7	9	8	(1)	(2)
Other operating expense	29	30	31	27	29	(1)	-

Total noninterest expense	35	37	38	36	37	(2)	(2)

Pre-tax income	$12	$2	$11	$14	$13	$10	$(1)

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$15,949	$16,181	$15,782	$16,485	$16,225	$(232)	$(276)
Allowance for loan losses	(18)	(19)	(17)	(18)	(18)	1	-

Total finance receivables and loans, net	15,931	16,162	15,765	16,467	16,207	(231)	(276)
Other assets	204	117	818	117	94	87	110

Total assets	$16,135	$16,279	$16,583	$16,584	$16,301	$(144)	$(166)

1Q 2020 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Net financing revenue
Total financing revenue and other interest income	$95	$93	$93	$97	$90	$2	$5
Interest expense	27	29	33	36	36	(2)	(9)

Net financing revenue	68	64	60	61	54	4	14
Total other revenue (adjusted) (1)	17	15	10	12	7	2	10

Total net revenue	85	79	70	73	61	6	24
Provision for loan losses	114	7	3	3	23	107	91
Noninterest expense
Compensation and benefits expense	21	13	13	13	19	8	2
Other operating expense	14	9	9	9	10	5	4

Total noninterest expense	35	22	22	22	29	13	6
Core pre-tax income (1)	(64)	50	45	48	9	(114)	(73)

Change in the fair value of equity securities (2)	(4)	0	(1)	(2)	4	(4)	(8)

Pre-tax (loss) income	$(68)	$50	$44	$46	$13	$(118)	$(81)

Balance Sheet (Period-End)
Cash, trading and investment securities	$4	$8	$8	$9	$12	$(4)	$(8)
Loans held for sale	133	100	240	195	24	33	109
Commercial loans	6,549	5,688	5,033	4,795	5,001	861	1,548
Allowance for loan losses	(191)	(77)	(75)	(87)	(96)	(114)	(95)

Total finance receivables and loans, net	6,358	5,611	4,958	4,708	4,905	747	1,453
Other assets	77	68	69	68	65	9	12

Total assets	$6,572	$5,787	$5,275	$4,980	$5,006	$785	$1,566

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

1Q 2020 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Net financing revenue
Total financing revenue and other interest income	$207	$224	$237	$248	$251	$(17)	$(44)
Interest expense
Core original issue discount amortization	8	8	7	7	7	0	2
Other interest expense	213	234	233	228	208	(21)	4

Total interest expense	221	242	240	235	215	(21)	6

Net financing (loss) / revenue	(14)	(18)	(3)	13	36	4	(50)
Other revenue
Other gain on investments, net	67	18	22	14	9	49	58
Other income, net of losses (1)	(8)	48	24	20	16	(56)	(24)

Total other revenue	59	66	46	34	25	(7)	34

Total net revenue	45	48	43	47	61	(3)	(16)
Provision for loan losses	22	11	(5)	(6)	(5)	11	27
Noninterest expense
Compensation and benefits expense	164	139	129	127	134	25	30
Other operating expense (2)	(64)	(22)	(41)	(49)	(54)	(42)	(10)

Total noninterest expense	100	117	88	78	80	(17)	20

Pre-tax (loss) income	$(77)	$(80)	$(40)	$(25)	$(14)	$3	$(63)

Balance Sheet (Period-End)
Cash, trading and investment securities	$32,560	$30,250	$30,445	$29,733	$28,963	$2,310	$3,597
Loans held-for-sale	34	30	67	58	50	4	(16)
Consumer loans	1,654	1,489	1,405	1,467	1,496	165	158
Commercial loans (3)	134	129	165	142	135	5	(1)
Allowance for loan losses	(68)	(37)	(29)	(31)	(36)	(31)	(32)

Total finance receivables and loans, net	1,720	1,581	1,541	1,578	1,595	139	125
Other assets	5,532	4,307	4,000	4,319	4,234	1,225	1,298

Total assets	$39,846	$36,168	$36,053	$35,688	$34,842	$3,678	$5,004

Core OID Amortization Schedule (4)	2020	2021	2022	2023	2024 & After
Remaining Core OID amortization expense	$27	$41	$47	$54	Avg = $52/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $256 million for 1Q20, $225 million for 4Q19, $225 million for 3Q19, $219 million for 2Q19 and $229 million for 1Q19. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

1Q 2020 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Ending loan balance	$128,129	$128,220	$128,609	$129,210	$130,055	$(91)	$(1,926)
30+ Accruing DPD	$2,622	$2,709	$2,561	$2,227	$1,920	$(87)	$702
30+ Accruing DPD %	2.05%	2.11%	1.99%	1.72%	1.48%
Non-performing loans (NPLs)	$1,458	$1,036	$929	$903	$987	$422	$471
Net charge-offs (NCOs)	$266	$290	$267	$182	$237	$(24)	$29
Net charge-off rate (2)	0.84%	0.91%	0.83%	0.56%	0.73%

Provision for loan losses	$903	$276	$263	$177	$282	$627	$621
Allowance for loan losses (ALLL)	$3,245	$1,263	$1,277	$1,282	$1,288	$1,982	$1,957
ALLL as % of Loans (3) (4)	2.54%	0.99%	0.99%	0.99%	0.99%
ALLL as % of NPLs (3)	223%	122%	137%	142%	130%
ALLL as % of NCOs (3)	305%	109%	119%	176%	136%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$2,528	$2,616	$2,428	$2,113	$1,833	$(88)	$695
% of retail contract $ outstanding	3.47%	3.61%	3.32%	2.90%	2.56%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$262	$271	$253	$172	$234	$(9)	$28
% of avg. HFI assets (2)	1.44%	1.49%	1.38%	0.95%	1.32%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$2	$10	$1	$1	$0	$(8)	$2
% of avg. HFI assets (2)	0.03%	0.12%	0.02%	0.01%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $370 million of fair value adjustment for loans in hedge accounting relationships in 1Q20, $135 million in 4Q19, $176 million in 3Q19, $153 million in 2Q19 and $63 million in 1Q19.

(5) Dollar amount of accruing contracts greater than 30 days past due

1Q 2020 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Allowance for loan losses	$2,833	$1,075	$1,090	$1,078	$1,070	$1,758	$1,763
Total consumer loans (2)	$72,832	$72,390	$73,071	$72,898	$71,553	$442	$1,279
Coverage ratio (3)	3.91%	1.49%	1.50%	1.48%	1.50%

Commercial
Allowance for loan losses	$135	$55	$66	$68	$68	$80	$67
Total commercial loans	$31,390	$32,490	$33,330	$33,575	$35,708	$(1,100)	$(4,318)
Coverage ratio	0.43%	0.17%	0.20%	0.20%	0.19%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$18	$19	$17	$18	$18	$(1)	$-
Total consumer loans	$15,949	$16,181	$15,782	$16,485	$16,225	$(232)	$(276)
Coverage ratio	0.11%	0.12%	0.11%	0.11%	0.11%

Mortgage - Legacy
Allowance for loan losses	$21	$27	$27	$31	$34	$(6)	$(13)
Total consumer loans	$1,061	$1,141	$1,228	$1,315	$1,433	$(80)	$(372)
Coverage ratio	1.99%	2.35%	2.23%	2.35%	2.36%

Total Mortgage
Allowance for loan losses	$39	$46	$44	$49	$52	$(7)	$(13)
Total consumer loans	$17,010	$17,322	$17,010	$17,800	$17,658	$(312)	$(648)
Coverage ratio	0.23%	0.27%	0.26%	0.27%	0.29%

Consumer Other (1)(4)
Allowance for loan losses	$45	$9				$36	$45
Total consumer loans	$214	$201				$13	$214
Coverage ratio	21.23%	4.65%

Corporate Finance (1)
Allowance for loan losses	$191	$77	$75	$87	$96	$114	$95
Total commercial loans	$6,549	$5,688	$5,033	$4,795	$5,001	$861	$1,548
Coverage ratio	2.92%	1.35%	1.50%	1.81%	1.91%

Corporate and Other (1)
Allowance for loan losses	$2	$1	$2	$0	$2	$1	$-
Total commercial loans	$134	$129	$165	$142	$135	$5	$(1)
Coverage ratio	1.36%	0.69%	0.93%	0.34%	1.31%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $370 million of fair value adjustment for loans in hedge accounting relationships in 1Q20, $135 million in 4Q19, $176 million in 3Q19, $153 million in 2Q19 and $63 million in 1Q19.

(3) Excludes $370 million of fair value adjustment for loans in hedge accounting relationships in 1Q20, $135 million in 4Q19, $176 million in 3Q19, $153 million in 2Q19 and $63 million in 1Q19.

(4) Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

1Q 2020 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Risk-weighted assets	$146.0	$145.1	$146.1	$145.9	$145.9	$0.9	$0.1

Common Equity Tier 1 (CET1) capital ratio	9.3%	9.5%	9.6%	9.5%	9.3%
Tier 1 capital ratio	10.9%	11.2%	11.2%	11.2%	11.0%
Total capital ratio	12.8%	12.8%	12.8%	12.7%	12.5%

Tangible common equity / Tangible assets (2)(3)	7.2%	7.8%	7.8%	7.8%	7.5%
Tangible common equity / Risk-weighted assets (2)	9.0%	9.6%	9.7%	9.6%	9.2%

Shareholders’ equity	$13.5	$14.4	$14.5	$14.3	$13.7	$(0.9)	$(0.2)
add: CECL phase-in adjustment	1.2
less: Disallowed DTA	-	-	-	(0.1)	(0.1)	-	0.1
Certain AOCI items and other adjustments	(1.1)	(0.6)	(0.5)	(0.3)	-	(0.5)	(1.1)

Common Equity Tier 1 capital	$13.5	$13.8	$14.0	$13.9	$13.6	$(0.3)	$(0.1)

Common Equity Tier 1 capital	$13.5	$13.8	$14.0	$13.9	$13.6	$(0.3)	$(0.1)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$16.0	$16.3	$16.4	$16.3	$16.0	$(0.3)	$-

Tier 1 capital	$16.0	$16.3	$16.4	$16.3	$16.0	$(0.3)	$-
add: Qualifying subordinated debt	1.0	1.0	1.0	1.0	1.0	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.7	1.2	1.2	1.2	1.2	0.5	0.5

Total capital	$18.6	$18.5	$18.6	$18.6	$18.3	$0.1	$0.3

Total shareholders’ equity	$13.5	$14.4	$14.5	$14.3	$13.7	$(0.9)	$(0.2)
Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.5)	(0.3)	(0.3)	(0.3)	0.1	(0.1)

Tangible common equity (2)	$13.1	$14.0	$14.2	$14.0	$13.4	$(0.9)	$(0.3)

Total assets	$182.5	$180.6	$181.5	$180.4	$180.1	$1.9	$2.4
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.5)	(0.3)	(0.3)	(0.3)	0.1	(0.1)

Tangible assets (3)	$182.1	$180.2	$181.2	$180.2	$179.8	$1.9	$2.3

Denominator for Common equity tier 1 ratio
Risk-weighted assets (transition)	$146.0	$145.1	$146.1	$145.9	$145.9

Metric
Common equity tier 1 ratio (transition)	9.3%	9.5%	9.6%	9.5%	9.3%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(3) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020, and provides an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the interim final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period.

1Q 2020 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Cash and cash equivalents (1)	$5.7	$3.1	$3.2	$3.2	$3.5	$2.5	$2.2
Highly liquid securities (2)	24.0	24.7	23.5	21.5	20.3	(0.7)	3.7
Current committed unused capacity	0.4	2.1	2.0	1.6	1.8	(1.7)	(1.5)

Total current available liquidity	$30.1	$29.9	$28.6	$26.3	$25.6	$0.2	$4.4

Unsecured Long-Term Debt Maturity Profile	2020	2021	2022	2023	2024	2025 & After
Consolidated remaining maturities	$0.5	$0.7	$1.1	$0.0	$1.5	$6.9

(1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2) Includes unencumbered UST, Agency debt and Agency MBS

1Q 2020 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Retail Auto Loans	$72,550	$72,626	$73,162	$72,274	$70,981	$(76)	$1,569
Auto Lease (net of dep)	9,078	8,749	8,525	8,370	8,389	329	689
Commercial Auto	30,472	31,921	33,273	34,757	35,641	(1,449)	(5,169)
Corporate Finance	6,088	5,526	5,166	5,080	4,825	562	1,263
Mortgage	17,296	17,140	17,723	17,841	17,186	156	110
Cash, Securities and Other(1)	37,936	37,867	36,467	36,348	34,987	69	2,949

Total Earning Assets	$173,420	$173,829	$174,316	$174,670	$172,009	$(409)	$1,411

Interest Revenue	2,103	2,180	2,257	2,252	2,187	(77)	(84)

Unsecured Debt (ex. Core OID balance) (2)(5)	$12,182	$12,741	$13,164	$12,749	$12,664	$(558)	$(482)
Secured Debt	9,193	9,563	9,860	13,722	16,163	(370)	(6,970)
Deposits (3)	121,217	120,057	117,638	114,392	109,309	1,160	11,908
Other Borrowings (4)	17,302	18,000	19,996	20,720	21,712	(698)	(4,410)

Total Funding Sources (ex. Core OID balance) (2)	$159,894	$160,361	$160,658	$161,583	$159,848	$(467)	$47
Interest Expense (ex. Core OID) (2)	949	1,016	1,062	1,088	1,048	(67)	(99)

Net Financing Revenue (ex. Core OID) (2)	$1,154	$1,164	$1,195	$1,164	$1,139	$(10)	$16

Net Interest Margin (yield details)
Retail Auto Loan	6.54%	6.68%	6.66%	6.58%	6.47%	-0.14%	0.07%
memo: retail auto hedge impact	-0.12%	-0.07%	0.01%	0.02%	0.01%	-0.05%	-0.13%
Auto Lease (net of dep)	5.22%	5.19%	6.24%	5.94%	5.56%	0.03%	-0.34%
Commercial Auto	4.11%	4.25%	4.59%	4.75%	4.80%	-0.14%	-0.69%
Corporate Finance	6.27%	6.65%	7.14%	7.66%	7.48%	-0.38%	-1.21%
Mortgage	3.45%	3.46%	3.51%	3.71%	3.82%	-0.01%	-0.37%
Cash, Securities and Other(1)	2.65%	2.71%	2.82%	2.96%	3.09%	-0.06%	-0.44%

Total Earning Assets	4.88%	4.97%	5.14%	5.17%	5.16%	-0.09%	-0.28%

Unsecured Debt (ex. Core OID & Core OID balance) (2)(5)	6.32%	6.20%	6.15%	6.32%	6.37%	0.12%	-0.05%
Secured Debt	2.82%	2.92%	3.02%	3.16%	3.11%	-0.10%	-0.29%
Deposits (3)	1.97%	2.11%	2.22%	2.29%	2.20%	-0.14%	-0.23%
Other Borrowings (4)	2.34%	2.42%	2.48%	2.48%	2.48%	-0.08%	-0.14%

Total Funding Sources (ex. Core OID & Core OID balance) (2)	2.39%	2.51%	2.62%	2.70%	2.66%	-0.12%	-0.27%

NIM (as reported)	2.66%	2.64%	2.70%	2.66%	2.67%	0.02%	-0.01%

NIM (ex. Core OID & Core OID balance) (2)	2.68%	2.66%	2.72%	2.67%	2.69%	0.02%	-0.01%

Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	19.9	20.1	20.3	20.6	20.9	(0.2)	(1.0)
Average retail deposit rate	1.88%	2.02%	2.14%	2.22%	2.14%

End of Period Deposit Levels
Retail	$106,068	$103,734	$101,295	$98,600	$95,423	$2,335	$10,645
Brokered & other(3)	16,256	17,018	17,935	17,725	17,876	(763)	(1,620)

Total deposits	$122,324	$120,752	$119,230	$116,325	$113,299	$1,572	$9,025

Deposit Mix
Retail CD	38%	37%	36%	34%	34%
MMA/OSA/Checking	49%	49%	49%	51%	50%
Brokered(3)	13%	14%	15%	15%	16%

(1) ‘Other’ includes held-for-investment consumer loans associated with Health Credit Services (HCS), now Ally Lending.

(2) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(3) Includes retail, brokered, and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

(4) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(5) Includes trust preferred securities.

1Q 2020 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19
Loan Value
Gross carry value	$15.9	$16.2	$15.8	$16.5	$16.2
Net carry value	$15.9	$16.2	$15.8	$16.5	$16.2

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.0%	0.0%	0.0%	0.1%	0.1%
% 30+ Day delinquent	0.5%	0.5%	0.8%	0.6%	0.4%
% Low/No documentation	0.2%	0.1%	0.1%	0.1%	0.0%
% Non-primary residence	4.5%	4.5%	4.5%	4.7%	4.6%
Refreshed FICO	772	774	774	774	772
Wtd. Avg. LTV/CLTV (1)	60.0%	60.3%	60.7%	60.6%	60.7%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$1.1	$1.1	$1.2	$1.3	$1.4
Net carry value	$1.0	$1.1	$1.2	$1.3	$1.4

Estimated Pool Characteristics
% Second lien	13.6%	13.9%	14.0%	15.2%	15.6%
% Interest only	0.1%	0.1%	0.1%	0.2%	0.3%
% 30+ Day delinquent	5.1%	5.4%	5.2%	5.7%	5.4%
% Low/No documentation	23.1%	23.5%	23.2%	23.2%	23.2%
% Non-primary residence	7.1%	7.2%	7.1%	7.4%	7.5%
Refreshed FICO	729	730	731	731	729
Wtd. Avg. LTV/CLTV (1)	63.0%	63.8%	64.5%	65.4%	65.9%

(1) First lien only. Updated home values derived using a combination of appraisals, Broker Price opinion (BPOs), Automated valuation models (AVMs) and Metropolitan statistical area (MSA) level house price indices.

1Q 2020 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
GAAP net (loss) income attributable to common shareholders	$(319)	$378	$381	$582	$374	$(697)	$(693)

Weighted-average common shares outstanding - basic (1)	375,723	380,793	390,205	398,100	404,129	(5,070)	(28,406)

Weighted-average common shares outstanding - diluted (1)	375,723	383,391	392,604	399,916	405,959	(7,668)	(30,236)

Issued shares outstanding (period-end)	373,155	374,332	383,523	392,775	399,761	(1,177)	(26,606)

Net (loss) income per share - basic (1)	$(0.85)	$0.99	$0.98	$1.46	$0.93	$(1.84)	$(1.77)

Net (loss) income per share - diluted (1)	$(0.85)	$0.99	$0.97	$1.46	$0.92	$(1.83)	$(1.77)

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net (loss) income attributable to common shareholders	$(319)	$378	$381	$582	$374	$(697)	$(693)
Discontinued operations, net of tax	-	3	-	2	1	(3)	(1)
Core OID	8	8	7	7	7	0	2
Change in the fair value of equity securities (2)	185	(29)	11	(2)	(70)	214	255
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (2)	(41)	4	(4)	(1)	13	(45)	(54)
Significant discrete tax items	-	-	-	(201)	-	-	-

Core net income attributable to common shareholders (3)	$(166)	$364	$396	$387	$325	$(530)	$(491)
Denominator
Weighted-average common shares outstanding - diluted (1)	375,723	383,391	392,604	399,916	405,959	(7,668)	(30,236)

Adjusted EPS (4)	$(0.44)	$0.95	$1.01	$0.97	$0.80	$(1.39)	$(1.24)

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$8	$8	$7	$7	$7	$0	$2
Other OID	3	3	3	3	3	(0)	(0)

GAAP original issue discount amortization expense	$11	$11	$11	$10	$10	$0	$1

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,055)	$(1,063)	$(1,071)	$(1,078)	$(1,085)	$8	$31
Other outstanding OID balance	(34)	(37)	(40)	(44)	(39)	3	5

GAAP outstanding original issue discount balance	$(1,089)	$(1,100)	$(1,111)	$(1,122)	$(1,125)	$11	$36

Adjusted Other Revenue
GAAP Other Revenue	$266	$487	$413	$395	$466	$(221)	$(200)
Change in the fair value of equity securities (2)	185	(29)	11	(2)	(70)	214	255

Adjusted Other Revenue	$451	$458	$424	$393	$396	$(7)	$55

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,146	$1,156	$1,188	$1,157	$1,132	$(10)	$14
Core OID	8	8	7	7	7	0	2

Net Financing Revenue (ex. Core OID)	$1,154	$1,164	$1,195	$1,164	$1,139	$(10)	$16

(1) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share.

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, significant discrete tax items and tax-effected changes in equity investments measured at fair value.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes significant discrete tax items that do not relate to the operating performance of the core businesses.

(5) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

1Q 2020 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK VALUE PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19

Numerator
GAAP Common shareholder’s equity	$13.5	$14.4	$14.5	$14.3	$13.7	$(0.9)	$(0.2)
Goodwill and identifiable intangibles, net of DTLs	(0.4)	(0.5)	(0.3)	(0.3)	(0.3)	0.0	(0.2)

Tangible common equity	13.1	14.0	14.2	14.0	13.4	(0.9)	(0.3)
Tax-effected Core OID balance (21% tax rate starting 4Q17)	(0.8)	(0.8)	(0.8)	(0.9)	(0.9)	0.0	0.0

Adjusted tangible book value (1)	$12.2	$13.1	$13.3	$13.2	$12.6	$(0.9)	$(0.3)

Denominator
Issued shares outstanding (period-end, thousands)	373,155	374,332	383,523	392,775	399,761	(1,177)	(26,606)

GAAP Common shareholder’s equity per share	$36.2	$38.5	$37.7	$36.4	$34.3	$(2.3)	$2.0
Goodwill and identifiable intangibles, net of DTLs per share	(1.2)	(1.2)	(0.7)	(0.7)	(0.7)	0.0	(0.5)

Tangible common equity per share	35.0	37.3	37.0	35.7	33.6	(2.3)	1.5
Tax-effected Core OID (21% tax rate starting 4Q17) per share	(2.2)	(2.2)	(2.2)	(2.2)	(2.1)	0.0	(0.1)

Adjusted tangible book value per share (1)	$32.8	$35.1	$34.7	$33.6	$31.4	$(2.3)	$1.4

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.

1Q 2020 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Numerator
GAAP net (loss) income attributable to common shareholders	$(319)	$378	$381	$582	$374	$(697)	$(693)
Discontinued operations, net of tax	-	3	-	2	1	(3)	(1)
Core OID	8	8	7	7	7	0	2
Change in the fair value of equity securities (1)	185	(29)	11	(2)	(70)	214	255
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (1)	(41)	4	(4)	(1)	13	(45)	(54)
Significant discrete tax items	-	-	-	(201)	-	-	-

Core net (loss) income attributable to common shareholders (2)	$(166)	$364	$396	$387	$325	$(530)	$(491)

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$14.0	$14.4	$14.4	$14.0	$13.5	$(0.5)	$0.5
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.4)	(0.4)	(0.3)	(0.3)	(0.3)	(0.1)	(0.2)

Tangible common equity	$13.5	$14.1	$14.1	$13.7	$13.2	$(0.5)	$0.3
Core OID balance	(1.1)	(1.1)	(1.1)	(1.1)	(1.1)	0.0	0.0
Net deferred tax asset (“DTA”)	(0.1)	(0.0)	(0.1)	(0.1)	(0.2)	(0.1)	0.1

Normalized common equity (3)	$12.3	$13.0	$12.9	$12.5	$11.9	$(0.6)	$0.5
Core Return on Tangible Common Equity (4)	-5.4%	11.2%	12.3%	12.4%	10.9%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, significant discrete tax items and tax-effected changes in equity investments measured at fair value.

(3) Normalized common equity is a non-GAAP measure calculated using 2 period average

(4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and significant discrete tax items that do not relate to the operating performance of the core businesses.

2.	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

1Q 2020 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Efficiency Ratio Calculation	1Q 20	4Q 19	3Q 19	2Q 19	1Q 19	4Q 19	1Q 19
Numerator
GAAP noninterest expense	$920	$880	$838	$881	$830	$40	$90
Rep and warrant expense	-	-	(0)	(0)	-	-	-
Insurance expense	(256)	(238)	(247)	(301)	(227)	(18)	(29)

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$664	$642	$591	$580	$603	$22	$61

Denominator
Total net revenue	$1,412	$1,643	$1,601	$1,552	$1,598	$(231)	$(186)
Core OID	8	8	7	7	7	0	2
Insurance revenue	(151)	(352)	(303)	(301)	(372)	201	221

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,269	$1,299	$1,305	$1,258	$1,233	$(30)	$37
Adjusted Efficiency Ratio (1)	52.3%	49.4%	45.3%	46.1%	48.9%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

1Q 2020 Preliminary Results	24